UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – November 13, 2026
(Date of earliest event reported)

HONEYWELL AEROSPACE INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-43173	39-4202057
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1944 E Sky Harbor Cir N Phoenix, Arizona	85034
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: (800) 601-3099

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HONA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information contained in Item 8.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.08.

Item 8.01 Other Events

2027 Annual Meeting of Shareholders

Honeywell Aerospace Inc. (the “Company”) expects to hold its 2027 annual meeting of shareholders (the “2027 Annual Meeting”) on or about May 12, 2027. The Company will provide additional details regarding the exact time, location, and matters to be voted on at the 2027 Annual Meeting in the Company’s proxy statement for the 2027 Annual Meeting to be filed with the Securities and Exchange Commission prior to the 2027 Annual Meeting. Because the Company did not hold an annual meeting of shareholders in 2026, the Company is announcing the following deadlines for shareholder proposals and director nominations for the 2027 Annual Meeting.

Rule 14a-8 Shareholder Proposals

To be considered for inclusion in proxy materials for the 2027 Annual Meeting, shareholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Company’s Secretary at Honeywell Aerospace Inc., 1944 E Sky Harbor Cir N, Phoenix, Arizona 85034 no later than the close of business (5:00 p.m. Mountain Standard Time, the “Close of Business”) on December 11, 2026, which the Company has determined is a reasonable time before it begins to print and send its proxy materials. Any proposal received after such date will be considered untimely. Any such proposal must comply with the requirements of Rule 14a-8.

Proxy Access Nominations

Article III, Section 4 of the Company’s by-laws (the “By-laws”) provides that an eligible shareholder or group of shareholders seeking to have a director nominee included in the Company’s proxy materials may do so by delivering a Stockholder Proxy Access Notice (as defined in the By-laws) to the Company’s Secretary at Honeywell Aerospace Inc., 1944 E Sky Harbor Cir N, Phoenix, Arizona 85034. For the 2027 Annual Meeting, a Stockholder Proxy Access Notice must be received no later than the Close of Business on February 19, 2027. A shareholder submitting a proxy-access nomination must also file a Schedule 14N with the SEC and deliver it to the Company by the same date, which the Company has determined to be a reasonable time before it expects to mail its proxy materials. The Stockholder Proxy Access Notice must include the information, and be accompanied by the materials, required by the By-laws.

Advance Notice Deadline for Director Nominations and Other Shareholder Proposals

The By-laws also provide separate advance-notice procedures for director nominations that are not submitted through proxy access and for other shareholder business that is not submitted under Rule 14a-8.

For the 2027 Annual Meeting, a shareholder seeking to nominate a director outside the proxy-access process or to bring other business before the meeting must deliver the information required by the By-laws to the Company’s Secretary no earlier than January 22, 2027, and no later than the Close of Business on February 19, 2027.

Rule 14a-19 Notice Requirements

A shareholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must also comply with Rule 14a-19 under the Exchange Act. Compliance with Rule 14a-19 does not replace the applicable notice and other requirements in the By-laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 13, 2026	HONEYWELL AEROSPACE INC.

By: /s/ John Donofrio
John Donofrio
Senior Vice President, General Counsel and Corporate Secretary